SUPPLEMENT DATED FEBRUARY 20, 2015
TO
PROSPECTUS DATED MAY 1, 2009

WEALTHQUEST™ III GROUP UNALLOCATED VARIABLE ANNUITY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your prospectus for future reference.

Reorganization

Following a meeting in December, 2014, the Board of Trustees for the MFS VIT Fund has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to transfer all of the assets and liabilities of the Target Fund in exchange for shares of the Surviving Fund:

TARGET FUND	SURVIVING FUND

MFS VIT Core Equity Series	MFS VIT II Core Equity Portfolio

MFS Variable Insurance Trust (VIT) Core Equity Series to merge into the MFS Variable Insurance Trust II (VIT II) Core Equity Portfolio

The Agreement requires approval by the Target Fund shareholders.  The Shareholders’ Meeting is scheduled to be held on or about March 19, 2015, to consider such action.   If the Shareholders approve the Agreement, the reorganization is expected to be consummated shortly thereafter.  Upon closing of the reorganization, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

If the shareholders approve the Merger: (a) the last day that the Subaccount that invests in the MFS VIT Core Equity Series will accept purchases, surrenders or any other transactions is on or about March 26, 2015; (b) on or about March 26, 2015, any value in the Subaccount that previously invested in the MFS VIT Core Equity Series will be transferred to a new Subaccount that invests in the MFS VIT II Core Equity Portfolio; (c) the Subaccount investing in the MFS VIT Core Equity Series will be deleted from any instructions you have given us regarding your new purchase payment allocation and requests for withdrawals; and unless we receive different instructions from you, we will reassign the allocation percentages for the MFS VIT Core Equity Series to a new Subaccount investing in the MFS VIT II Core Equity Portfolio on March 27, 2015; and (d) upon the close of business on March 26, 2015, the Subaccount that previously invested in the MFS VIT Core Equity Series will be closed and no longer exist.  The new Subaccount investing in the MFS VIT II Core Equity Portfolio will not accept any other types of transactions until March 27, 2015.

If you want to provide different instructions, please submit your written instructions to American National Variable Contracts Department P.O. Box 9001, League City, Texas 77574, or if you have a telephone authorization on file, call us at 1-800-306-2959.